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MINNESOTA MUTUAL                                                                        VARIABLE ANNUITY APPLICATION
                                                                                               (MultiOption Annuity)

The Minnesota Mutual Life Insurance Company - Annuity Services -
400 Robert Street North - St. Paul, Minnesota 55101-2098 - Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)                                       ANNUITANT (IF OTHER THAN OWNER)
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NAME                                                       NAME

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ADDRESS                                                    ADDRESS

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CITY, STATE, ZIP                                           CITY, STATE, ZIP

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DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER       DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
               / /M  / /F                                                 / /M  / /F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)           JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME                                                       NAME

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DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER       DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
               / /M  / /F                                                 / /M  / /F
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BENEFICIARY
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CLASS              NAME           RELATIONSHIP             DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
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                                                                          / /M  / /F
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                                                                          / /M  / /F
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TYPE OF CONTRACT AND AMOUNT OF PAYMENT                     TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX)
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/ / MultiOption SELECT Flexible Payment Deferred           / / Non-Qualified $_____________
    Variable Annuity of $________________ per                  / / Under the ______ (State) Uniform Transfers
    __________________ or, $_______________ as a                   to Minor Act
    single payment.
/ / MultiOption Flexible Payment Deferred Variable         / / Individual Retirement Annuity (IRA)
    Annuity of $_______________ per __________________         for tax year ________              $_______________
    or, $______________ as a single payment.               / / IRA Rollover                       $_______________
/ / MultiOption Single Payment Deferred Variable           / / IRA Transfer from existing IRA     $_______________
    Annuity of $______________ - $5,000 minimum.
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PURCHASE PAYMENT ACCOUNT ALLOCATION                        REPLACEMENT
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_____% General               _____% Bond                   Will this contract applied for replace or change an
_____% Maturing Government   _____% Money Market           existing insurance or annuity contract?
       Bond - 1998           _____% Asset Allocation
_____% Maturing Government   _____% Mortgage Securities    / / Yes* / / No
       Bond - 2002           _____% Index 500
_____% Maturing Government   _____% Capital Appreciation   *If yes, please provide your contract number and the
       Bond - 2006           _____% International Stock    name of the insurance company under Special Instructions.
_____% Maturing Government   _____% Small Company          ---------------------------------------------------------
       Bond - 2010           _____% Value Stock            The Prospectuses for the Variable Annuity Account and the
_____% Growth                                              Fund each refer to a Statement of Additional Information.
                                                           Would you like us to send you a copy? / /Yes / /No
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SPECIAL INSTRUCTIONS OR REMARKS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge. I agree that they are to be considered the basis of any contract issued to me. I ACKNOWLEDGE RECEIPT OF
A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND CURRENT PROSPECTUS FOR THE MIMLIC SERIES FUND, INC. I UNDERSTAND
THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (City, State)                    DATE            AMOUNT REMITTED WITH APPLICATION

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SIGNATURE OF OWNER                         SIGNATURE OF ANNUITANT (if other than owner)
X                                          X
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SIGNATURE OF JOINT OWNER                   SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
X                                          X
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TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office.
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REPRESENTATIVE NAME (PRINT)                                CASE NUMBER

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SIGNATURE OF REGISTERED REPRESENTATIVE                     AGENCY SPONSOR CODE     REPRESENTATIVE'S CODE
X
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TO BE COMPLETED BY DEALER
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DEALER NAME                                DATE            SIGNATURE OF AUTHORIZED DEALER
                                                           X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY MIMLIC SALES CORPORATION
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ACCEPTED BY                                DATE            CONTRACT NUMBER

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92-9286 Rev. 1-95

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                                 IMPORTANT INSTRUCTIONS


1. Attach New Account Information, F. 38487 (if applicable)

2. Complete all items on the application.

3. Only the owner's spouse can be the joint owner.

4. Only the annuitant's spouse can be the joint annuitant.

5. The owner and joint owner (if applicable) must sign the application.

6. Beneficiary information:

   If more than one beneficiary is specified, indicate the class of each. All living Class 1 beneficiaries receive an equal share of the death proceeds. If no Class 1 beneficiaries are living, all living Class 2 beneficiaries receive an equal share and so on.

   Class 1 beneficiaries are considered the primary beneficiaries.
   Class 2 beneficiaries and so on, are considered the contingent beneficiaries.

Remit all funds directly to the Home Office; NASD regulations do not permit the commingling of these funds with agency/sponsor funds or any other funds.
Make checks payable to Minnesota Mutual Life.